Exhibit 99.2

IHS INC.

Proxy for Special Meeting of Stockholders on [●], 2016

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jerre Stead, Todd Hyatt, and Stephen Green, and each of them, each with the power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of IHS Inc. to be held at [●] on [●], 2016 at [●] [a.m./p.m. local time], or at any postponement or adjournment thereof, upon the matters designated on the reverse side, as more fully set forth in the joint proxy statement/prospectus, and for the transaction of such other business as may properly come before the meeting and any adjournments or postponements thereof:

(Continued and to be signed on the reverse side.)

SPECIAL MEETING OF STOCKHOLDERS OF

IHS INC.

[●], 2016

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
COMPANY NUMBER

Vote by phone until 11:59 PM EDT the day before the meeting. MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER

IN PERSON - You may vote your shares in person by attending the Special Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, joint proxy statement/prospectus and proxy card are available at http://www.ihs.com/Investor-Relations/financial-reports.htm.

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. i

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR” PROPOSALS 1, 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. THE IHS MERGER PROPOSAL					2. THE IHS COMPENSATION PROPOSAL

FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
☐	☐	☐			☐	☐	☐
3. POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY OR APPROPRIATE
					FOR	AGAINST	ABSTAIN
					☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, it will have the same effect as a vote “AGAINST” for Proposal 1 and will have no effect on Proposals 2 and 3.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐		Please sign, date and mail your proxy card in the envelope provided as soon as possible.
Signature of Stockholder				Date
Signature of Stockholder				Date

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.